Mairs and Power
Growth Fund, Inc.

1st Quarter Report

March 31, 2007

May 16, 2007

To Our Shareholders:

FIRST QUARTER RESULTS

During the first quarter, the Growth Fund performed relatively well in a period characterized by slowing economic growth and a nearly flat overall stock market. The Fund achieved a total investment return of 1.2% compared to lower major market index returns of -0.3% and 0.6% for the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index, respectively. The Fund slightly under-performed a peer group average return of 1.6% for a universe of multi-cap core funds as reported by the Wall Street Journal.

The overall economy, as measured by Gross Domestic Product, produced a relatively modest 1.3% (preliminary basis) real rate of growth in the first quarter compared to 2.5% in the fourth quarter of last year. Major factors contributing to the declining growth rate included continuing weakness in residential investment, sluggish business investment trends and a widening trade deficit. Consumer spending held up surprisingly well, increasing at a 3.8% annual rate compared to a somewhat stronger 4.2% rate in last year’s final quarter. Although growth has slowed from recent quarters, corporate profits for S & P 500 companies are believed to have increased at a better than expected rate in the area of 8%. However, currency translation gains and stronger overseas results are believed to have been significant contributing factors. In addition, continuing aggressive corporate stock repurchase programs have been an important factor in influencing earnings on a per share basis.

With inflationary pressures reasonably well contained up to this point, the Federal Reserve has maintained its overnight discount rate at 5.25% since June of last year. However, the core inflation rate continues to be slightly above the Fed’s longer term unofficial target of 1-2%. Longer term interest rates have similarly remained remarkably stable with the long end of the yield curve actually below the short end, resulting in a slight inversion. This suggests that the bond market is less concerned about the outlook for inflation than the Fed appears to be.

Reflecting increased uncertainty over the outlook for the economy, the overall stock market struggled during the first quarter. Consequently, the more defensive sectors such as consumer staples, health care and utilities (electric and telecommunications) performed the best while some of the more cyclically sensitive sectors, such as consumer cyclicals and technology, performed the worst. Notable exceptions to this pattern included some basic industry groups (construction materials, metals and mining) that benefited from strong international demand and merger and acquisition activity. Financials under-performed because of the relatively flat yield curve and an increase in credit problems, primarily related to housing. Among holdings in the Fund, Stratasys (+36.0%), Ceridian (+24.5%), Corning (+21.5%) and SurModics (+15.7%) performed best while Amgen (-15.9%), MoneyGram Int’l (-11.5%), Johnson & Johnson (-8.7%) and Medtronic (-8.3%) fared the worst.

Future Outlook

While the recent slowdown in economic growth seems likely to continue over the immediate future given the dampening effects of the decline in residential construction, longer trends remain favorable. As long as total employment continues to expand, personal income should also trend higher and result in continued consumer spending growth. The likelihood of compensation increases will also be an important factor in helping to offset the negative effect of recent fuel price increases. Business spending is also expected to show some pick-up in response to such factors as rising export demand resulting from stronger international growth, the continual need to remain competitive in the global market place and a relatively high level of corporate liquidity available to finance expenditures. Although below the extraordinary rates of growth shown during recent years, corporate earnings should nevertheless continue to increase at least in line with a historical rate in the area of 7% with the help of stronger foreign growth and currency translation gains.

Unless the rate of inflation begins to ratchet upward or the U. S. Dollar experiences unexpected weakness in world currency markets, the environment for interest rates would seem to be relatively benign. Fed action to lower rates may occur only in the event of greater than expected economic weakness and/or a reduced threat of inflation.

The outlook for the stock market continues to be favorable, assuming continued earnings growth near historical rates and a relatively stable interest rate environment. Valuation levels remain reasonable on a historical basis despite the strong move in stock prices since last summer. In this regard, the S & P 500 Index is currently priced at approximately 16.3 times our estimate of current year earnings which is somewhat lower than past periods having a similar level of interest rates. However, the recent market strength, an increasing level of merger and acquisition activity and a shorter time horizon on the part of a growing number of investors, all seem to suggest higher volatility in the months to come.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

FUND PERFORMANCE (unaudited)

Ten years of investment performance (through March 31, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended March 31, 2007

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	6.14%	8.36%	12.50%	13.81%
S&P 500	11.83%	6.27%	8.20%	10.76%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund’s website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)	March 31, 2007

Portfolio Managers

William B. Frels, lead manager since 2004 Co-manager since 1999 University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006 University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$78.02
Expense Ratio (Dec. 31, 2006)	0.69%
Portfolio Turnover Rate (Dec. 31, 2006)	4.39%
Sales Charge	None (1)
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) (2)

Target Corp.	4.3%
Wells Fargo & Co.	4.1
Emerson Electric Co.	4.1
Medtronic, Inc.	4.0
3M Co.	4.0
The Valspar Corp.	3.6
U.S. Bancorp	3.5
EcoLab Inc.	3.4
General Mills, Inc.	3.4
H. B. Fuller Co.	3.4

Portfolio Diversification

(Percent of Total Net Assets)

Health Care	18.0%
Financial	16.4
Technology	15.1
Basic Industries	13.1
Capital Goods	10.4
Consumer Cyclical	9.3
Consumer Staple	7.4
Diversified	7.1
Short-Term Investments *	2.5
Transportation	0.7
100.0%

*            Represents short-term investments and other assets and liabilities (net).

(1)     Although the Fund is no-load, investment management fees and other expenses still apply.

(2)     All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)	March 31, 2007

Shares	Security Description	Market Value
	COMMON STOCKS 97.5%
	BASIC INDUSTRIES 13.1%
2,209,000	Bemis Co., Inc.	$73,758,510
2,120,000	Ecolab Inc.	91,160,000
3,320,000	H. B. Fuller Co. (b)	90,536,400
3,500,000	The Valspar Corp.	97,405,000
		352,859,910
	CAPITAL GOODS 10.4%
2,320,000	Donaldson Co., Inc.	83,752,000
2,095,000	Graco Inc.	82,040,200
1,186,700	MTS Systems Corp. (b)	46,091,428
2,230,000	Pentair, Inc.	69,486,800
		281,370,428
	CONSUMER CYCLICAL 9.3%
960,000	Briggs & Stratton Corp.	29,616,000
430,000	G & K Services, Inc. – Cl A	15,600,400
1,950,000	Target Corp.	115,557,000
1,750,000	The Toro Company	89,670,000
		250,443,400
	CONSUMER STAPLE 7.4%
1,560,000	General Mills, Inc.	90,823,200
1,840,000	Hormel Foods Corp.	68,429,600
1,078,000	SUPERVALU Inc.	42,117,460
		201,370,260
	DIVERSIFIED 7.1%
2,370,000	General Electric Co.	83,803,200
1,400,000	3M Co.	107,002,000
		190,805,200
	FINANCIAL 16.4%
1,260,000	Associated Banc-Corp.	42,336,000
615,000	MoneyGram International Inc.	17,072,400
760,000	Principal Financial Group, Inc.	45,501,200
3,070,000	TCF Financial Corp.	80,925,200
950,000	The Travelers Companies, Inc.	49,181,500
2,720,000	U.S. Bancorp	95,118,400
3,250,000	Wells Fargo & Co.	111,897,500
		442,032,200

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	HEALTH CARE 18.0%
90,000	Amgen, Inc. (a)	$5,029,200
1,540,000	Baxter International Inc.	81,111,800
1,360,000	Johnson & Johnson	81,953,600
2,200,000	Medtronic, Inc.	107,932,000
780,000	Patterson Cos., Inc. (a)	27,682,200
2,550,000	Pfizer Inc.	64,413,000
1,640,000	St. Jude Medical, Inc. (a)	61,680,400
810,000	SurModics, Inc. (a)	29,160,000
440,000	Techne Corp. (a)	25,124,000
30,000	Zimmer Holdings, Inc. (a)	2,562,300
		486,648,500
	TECHNOLOGY 15.1%
1,000,000	ADC Telecommunications, Inc. (a)	16,740,000
2,420,000	Ceridian Corp. (a)	84,312,800
1,500,000	Corning Inc. (a)	34,110,000
1,277,030	eFunds Corp. (a)	34,045,620
2,540,000	Emerson Electric Co.	109,448,600
1,710,000	Honeywell International Inc.	78,762,600
1,790,000	Intel Corp.	34,242,700
368,200	Stratasys, Inc. (a)	15,729,504
		407,391,824
	TRANSPORTATION 0.7%
270,000	United Parcel Service, Inc. - Cl B	18,927,000

	TOTAL COMMON STOCKS (cost $1,771,619,424)	$2,631,848,722
	SHORT-TERM INVESTMENTS 2.4%
51,982,259	First American Prime Obligations Fund, Class Z	$51,982,259
11,755,851	Merrill Lynch Premier Institutional Money Market Fund	11,755,851
	TOTAL SHORT-TERM INVESTMENTS (cost $63,738,110)	$63,738,110
	TOTAL INVESTMENTS 99.9% (cost $1,835,357,534)	$2,695,586,832
	OTHER ASSETS AND LIABILITIES (NET) 0.1%	2,225,111
	TOTAL NET ASSETS 100%	$2,697,811,943

(a) Non-income producing.

(b) Affiliated company.

See accompanying ‘Notes to Schedule of Investments'.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)	March 31, 2007

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of March 31, 2007, no securities in the Fund were valued using this method.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At March 31, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $860,229,298 of which $881,938,743 represented appreciated investment securities and $21,709,445 represented depreciated investment securities.

Transactions with companies affiliated

The Fund owns 5% or more of the voting securities of the following companies as of March 31, 2007. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
	Balance			Balance	Value at
Security Name	12/31/06	Purchases	Sales	03/31/07	03/31/07
H.B. Fuller Co.	3,450,000	__	130,000	3,320,000	$90,536,400
MTS Systems Corp.	1,211,700	__	25,000	1,186,700	46,091,428
					$136,627,828

Mairs and Power Growth Fund, Inc.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance	Bert J. McKasy, Director
Officer & Secretary	Charles M. Osborne, Audit Committee
Peter G. Robb, Vice-President	Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director